K-V Pharmaceutical Investor Presentation April 2012 EXHIBIT 99.1

Safe Harbor Statement Cautionary Note Regarding Forward-looking Statements This presentation contains various forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the “PSLRA”) and which may be based on or include assumptions concerning our operations, future results and prospects. Such statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “commit,” “intend,” “estimate,” “will,” “should,” “could,” “potential” and other expressions that indicate future events and trends. All statements that address expectations or projections about the future, including, without limitation, statements about product launches, government approvals, governmental and regulatory actions and proceedings, market position, revenues, commercialization efforts and expenditures, and other financial results, are forward-looking statements. All forward-looking statements are based on current expectations and are subject to risk and uncertainties. In connection with the PSLRA’s “safe harbor” provisions, we provide the following cautionary statements identifying important economic, competitive, political, regulatory and technological factors, among others, that could cause actual results or events to differ materially from those set forth or implied by the forward-looking statements and related assumptions. Such factors include (but are not limited to) the following: 2

Safe Harbor Statement our ability to continue as a going concern; risks associated with the introduction and growth strategy related to the Company’s Makena® product, including: the impact of competitive, commercial payor, governmental (including Medicaid program), physician, patient, public or political responses and reactions, and responses and reactions by medical professional associations and advocacy groups, on the Company’s sales, marketing, product pricing, product access and strategic efforts; the possibility that the benefit of any period of exclusivity resulting from the designation of Makena® as an orphan drug may not be realized as a result of the U.S. Food and Drug Administration’s (“FDA”) decision to decline to take enforcement action with regards to compounded alternatives; the Center for Medicare and Medicaid Services’ (“CMS”) policy regarding Medicaid reimbursement for Makena®, and the resulting coverage decisions for Makena® by various state Medicaid and commercial payors; the satisfaction or waiver of the terms and conditions for our continued ownership of the full U.S. and worldwide rights to Makena® set forth in the previously disclosed Makena® acquisition agreement, as amended; the number of preterm births for which Makena® may be prescribed and its safety and side effects profiles and acceptance of the degree of patient access to and pricing; and our ability to generate sufficient capital to satisfy the remaining milestone payments to Hologic, Inc. related to the purchase of Makena ®; 3

Safe Harbor Statement (cont.) 4 the possibility of delay or inability to obtain approvals to relaunch Clindesse ® and Gynazole-1 ® and the possibility that any product relaunch may be delayed or unsuccessful; risks related to compliance with various agreements and settlements with governmental entities including: the consent decree between the Company and the FDA and the Company’s suspension in 2008 and 2009 of the production and shipment and the nationwide recall of all of the products that it formerly manufactured, as well as the related material adverse effect on our revenue, assets and liquidity and capital resources; the agreement between the Company and the Office of Inspector General of the U.S. Department of Health and Human Services (“HHS OIG”) to resolve the risk of potential exclusion of the Company from participation in federal healthcare programs; the plea agreement between a now-dissolved subsidiary of the Company and the U.S. Department of Justice; and The settlement agreement dated December 7, 2011 with the United States resolving certain claims under the Qui Tam provisions of the False Claims Act, which could result in significant penalties including exclusion from participation in federal healthcare programs; the availability of raw materials and/or products manufactured for the Company under contract manufacturing agreements with third parties;

Safe Harbor Statement (cont.) 5 risks that the Company may not ultimately prevail in or that insurance proceeds will be insufficient to cover potential losses that may arise from litigation, including: the series of putative class action lawsuits alleging violations of the federal securities laws by the Company and certain individuals; product liability lawsuits; lawsuits pertaining to indemnification and employment agreement obligations involving the Company and its former Chief Executive Officer; and challenges to our intellectual property rights by actual or potential competitors and challenges to other companies’ introduction or potential introduction of generic or competing products by third parties against products sold by the Company; the possibility that our current estimates of the financial effect of previously announced product recalls could prove to be incorrect; risks related to the Company’s highly leveraged capital structure, including: the risk that the maturities of our debt obligations may be accelerated due to our inability to comply with covenants and restrictions contained in our loan agreements; restrictions on the ability to increase our revenues through certain transactions, including the acquisition or in-licensing of products, or the relaunch of certain products; and risks that present or future changes in the Board of Directors may lead to an acceleration of the maturities of the Company’s debt;

Safe Harbor Statement (cont.) 6 the risk that we may not be able to satisfy the quantitative listing standards of the New York Stock Exchange, including with respect to minimum share price and public float; and the risks detailed from time to time in the Company’s filings with the SEC. This discussion is not exhaustive, but is designed to highlight important factors that may impact our forward-looking statements. Because the factors referred to above, as well as the statements included under the captions Part I, Item 7A—”Risk Factors,” Item 2—”Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in our Form 10-K/A for the fiscal year ended March 31, 2011, as supplemented by our subsequent SEC filings, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements in this “Cautionary Note Regarding Forward- Looking Statements” and the risk factors that are included under the caption Part I, Item 7A—”Risk Factors” in our Form 10-K/A for the fiscal year ended March 31, 2011, as supplemented by our subsequent SEC filings. Further, any forward- looking statement speaks only as of the date on which it is made and we are under no obligation to update any of the forward-looking statements after the date of this Report. New factors emerge from time to time, and it is not possible for us to predict which factors will arise, when they will arise and/or their effects. In addition, we cannot assess the impact of each factor on our future business or financial condition or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward- looking statements.

Nationally deployed sales force supported by an experienced commercial organization Company Overview Branded Specialty Pharmaceutical Company with a Focus in Women’s Health Synergistic product portfolio anchored by Makena® and supported by Anti-Infective Franchise & Evamist® Commercialization strategy with history of building brands in Women’s Health 7

Women’s Health Product Portfolio Addresses Key Therapeutic Areas 8

FY’13 Strategic Priorities Drive Makena® volume: Differentiate FDA-approved Makena® from compounded 17P formulations with all stakeholders Expand State Medicaid access Maximize commercial payer coverage of Makena® Return our anti-infective products to market Working with our contract manufacturers to return products to market during calendar year 2012 Address material near term liquidity requirements Hologic milestone payments Debt service Legal settlements 9

Makena® Update

Makena® Market Opportunity
Preterm Birth is Costly and Prevalent

- Preterm Birth is a growing concern in the U.S. impacting >12% of births each year
  - Clinically defined as < 37 weeks
  - Highest risk of PTB are those with a history of PTB
- Results in $26 billion in annual direct and indirect costs[2]
  - Emotional costs for families are immeasurable

Preterm Births in the United States from 1983–2010[1]



Percent of Live Births
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
9.6
11.0
12.3
12.8
12.7
12.3
12.2
12.0
1983
1993
2003
2006
2007
2008
2009
2010

Decline in rate of PTB in recent years believed to be primarily attributable to efforts to reduce elective "C-sections" prior to 39 weeks

4.3 million births in U.S. per year

~545,000 preterm births in U.S. per year

~450,000 singleton preterm births in U.S. per year

~140,000[3] women with a singleton pregnancy who have a history of singleton SPTB in U.S./year

Makena® is an orphan drug with an estimated patient population of up to ~140,000 annually

(1) Data highlights preterm birth in general, including recurrent preterm birth. www.marchofdimes.com. Accessed 09/04/11.
(2) Behrman RE, Butler AS, eds. Committee on Understanding Premature Birth and Assuring Healthy Outcomes. Preterm Birth: Causes, Consequences, and Prevention. Washington, DC: National Academies Press; 2007.

(3) Calculations estimated based on: Petrini et al. *Estimated Effect of 17 Alpha-Hydroxyprogesterone Caproate on Preterm Birth in the United States* Obstetrics and Gynecology VOL. 105, NO. 2, FEBRUARY 2005

11

Makena® The Facts. FDA-approved Makena® provides important benefits to patients and healthcare providers Exact formulation demonstrated to be safe and effective in NICHD MFMU Network Study Manufacturing and Safety / Assurance of Quality Manufactured in compliance with FDA’s current Good Manufacturing Practices Dispensed with complete and consistent FDA- approved prescribing information Distribution and Support Standardized distribution National availability Financial assistance programs with no household income caps 12 Evidence-Based Medicine FDA Regulated Supply Chain Exclusive sourcing agreement with Organon API manufactured in FDA approved facilities Same API manufacturer as NICHD MFMU Network Study

Makena® Commercialization Strategy. Drive access while maintaining an affordable out-of-pocket cost for eligible patients Educating and engaging via the Makena® Care Connection Physicians National sales force targeting 20,000+ high volume prescribers Communicating the advantages of FDA approved Makena® ACOG/SMFM statements and independent testing results Legislative/FDA Constructive dialogue & active engagement with FDA & other key Government stakeholders 13 Patients Advocacy Groups Increase support for Makena® through continuous updates and open dialogue Renewed relationships and attendance at industry events Payers Executing integrated plan to drive Makena® volume Dedicated efforts to maximize commercial coverage Intensely focused on expanding Medicaid access

Makena® Resulting in Important Developments. American College of Obstetricians and Gynecologists (ACOG) and Society for Maternal-Fetal Medicine (SMFM) issue information update clarifying differences between Makena® and compounded 17P Ther-Rx announces results of study performed by independent laboratories commissioned by the Company Tested active pharmaceutical ingredient (API) and finished products from compounding pharmacies 14

Makena® Leading to November 8th FDA statement. Originated primarily from facilities in China Facilities were not registered and not inspected by the FDA One API sample was the wrong ingredient (glucose) Unreliable potency Unreliable purity – unknown identity & or toxicity 15 API Sourcing Drug Identity Drug Purity and Potency Study commissioned by Ther-Rx served as catalyst for FDA’s November 8th statement on Makena®

Makena® “Greater assurance of safety & effectiveness.” 16 Bottle labeled in Chinese as hydroxyprogesterone caproate (HPC); upon analysis, the substance in the bottle was found to be glucose Shipment delivered to the U.S. of API for use in compounded 17P (in unlabeled bag) from non-FDA inspected or registered Chinese manufacturer

Makena® Progress in Expanding Payer Access. Medicaid agreements now with two Top 10 Medicaid states; Florida (October ‘11) and TBA (April ‘12) Will have four (4) state signed contracts in total 20 states have reimbursed Makena® Signed contracts with 5 major commercial insurers covering an estimated 50 to 60 million lives 4 contracts signed in second half of FY2012 Most recent contract signed in April 2012 with an insurer covering an estimated 5 million lives 17

Makena® Paid Shipped Vials by Payer Segment 18 Fiscal 2012 (CHART)

Makena® Metrics Review

Makena® Key Metrics Dashboard Access and Coverage (March 2011 – March 2012) Physicians >3,800 physicians have written prescriptions ~ 40% have written more than one prescriptions Patients >4,500 patients have either started therapy or are pending start Patient copays averaging $10 per injection before financial assistance ~ 43% of patients have had a copay of $0 20 Payers Over 250 commercial payers have reimbursed Makena® 19 of top 20 commercial payers have reimbursed Makena® Medicaid – 20 states have reimbursed Makena®

Makena® Key Metrics Dashboard (Fiscal 2012) 21 Vials Shipped to Ther-Rx Customers Vials Shipped to Physicians/Patients Net Enrollments * Product launch occurred in March 2011; does not include launch quantities * Totals shown above are estimated based upon activity through 3/30/12 Net Enrollments as a % of Gross Enrollments (CHART) (CHART) (CHART) (CHART)

Makena® Key Metrics Dashboard (Fiscal 2012) 22 Enrollments Vials Shipped to Customers and Patients (CHART) (CHART) * Product launch occurred in March 2011; does not include launch quantities * Totals shown above are estimated based upon activity through 3/30/12

Execution of Makena® commercialization strategy generating momentum across key business metrics Focused on communicating the fundamental quality and safety differences between FDA-approved Makena® and compounded 17P while maintaining an affordable out-of-pocket cost for eligible patients Out-of-pocket costs for patients remain in-line or less than the costs of compounded 17 Efforts supported by clarification statements from the American College of Obstetricians and Gynecologists (ACOG) and Society for Maternal-Fetal Medicine (SMFM) Company commissioned independent testing of API and compounded 17P and provided to the FDA FDA testing is in progress Makena® Key Takeaways 23

Financial Update

Average Quarterly Cash Costs Reduced Cost Structure ($ in millions) FY 2009 FY 2011 FY 2010 Target Operating Costs Headcount $ 90—100 $ 50—60 $ 30—40 $ 30—35 1,075 675 375 225 Divestiture of generics business reduced quarterly costs by $8 to $10 million and reduced headcount by ~ 150 Continued focus by management team to further reduce cash costs Resolution of legacy issues Reduction of physical infrastructure 25 % Reduction 2009—2012 60—70% ~80% FY 2012 $ 20—25 200—225

Financial Position (1) (in millions) Expected Cash Position – 3/31/12 Cash and Cash Equivalents $ 40.0—$50.0 Restricted Cash $ 8.0 Total Cash $ 48.0—$58.0 Material Financial Obligations– (as of 3/31/12) 12% Senior Notes (mature March 2015) $ 225.0 2.5% Convertible Notes (put date May 2013) $ 200.0 Mortgage $ 31.0 Other Material Obligations: Hologic Milestone Payments (next payment Aug 2012) $ 95.0 Gov’t Settlements (~$6.0 due in next 12 months) $ 35.0 Total Debt and Other Material Obligations $ 586.0 (1) Source: 3Q FY 2012 Form 10-Q 26

Beyond Makena®

Focused on re-building specialty product portfolio targeting critical and unmet therapeutic needs in the women’s health category, where historically K-V has played a leadership role Current strategic priorities include securing FDA approval to re-launch anti-infective franchise and driving Evamist® volume Future strategy centered on potential in-licensing, product acquisition opportunities, and re-launch of other existing products 28 Beyond Makena®

Both products offer convenient treatment for frequently diagnosed conditions An estimated 3.2 million physician office visits in 2009 for women ages 15—44(1) Generated annual combined net sales of $68MM through the end of 2008 Each became the #1 prescribed branded intra-vaginal product in its respective category Both products provide high patient satisfaction and effectiveness Re-launch pursuant to FDA review and approval http://www.cdc.gov/std/stats09/tables/43.html 29 Anti-infective Franchise Clindesse® and Gynazole-1® Evamist® (estradiol transdermal spray) Evamist® is a once-daily estrogen spray indicated for the treatment of moderate to severe vasomotor symptoms due to menopause Competes in the +$300MM Transdermal / Topical Estrogen Therapy market Novel delivery mechanism provides an opportunity to differentiate with patients and prescribers Net revenue was ~$8 million through the first nine months of FY12 Other Women’s Health Products

Q&A

31 THE RIGHT DRUG. THE RIGHT DOSE. EVERY DOSE. Only FDA-Approved Makena® Delivers .

K-V Pharmaceutical Investor Presentation April 2012